NEW AGE ALPHA TRUST

AVDR US LargeCap Leading ETF (“AVDR”)

AVDR US LargeCap ESG ETF (“AVDG”)

(each, a “Fund” and, collectively, the “Funds”)

AVDR Quality High Yield Corporate Bond ETF (“AVDH”)

Supplement dated June 17, 2022 to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”), dated April 1, 2022

This Supplement provides new and additional information beyond that in, and should be read in conjunction with, the Summary Prospectuses, Prospectus and SAI

On June 17, 2022, the Board of Trustees (the “Board”) of New Age Alpha Trust (the “Trust”), based upon the recommendation of New Age Alpha Advisors, LLC (the “Adviser”), authorized an orderly liquidation of each Fund, each a series of the Trust.  After considering all the information presented to the Board by the Adviser, the investment adviser to each Fund, the Board determined that closing, liquidating and terminating each Fund was in the best interests of each Fund and its shareholders.

The Adviser informed the Board of its view that, although the Adviser continues to be confident in the methodology, neither Fund could continue to conduct its business and operations in an economically efficient manner over the long term due to the challenge of obtaining sufficient investment assets in these Funds in the current economic environment so as to maintain a competitive operating structure, thereby hindering its ability to operate efficiently, and recommended each Fund’s closure, liquidation and termination to the Board. In connection with this, the Board has adopted a plan of liquidation (the “Plan”), effective immediately.

Under the Plan, the last day of trading of each Fund’s shares on the Cboe BZX Exchange Inc. will be July 11, 2022 (the “Closing Date”), which will also be the last day each Fund will accept creation units from authorized participants. Shareholders may sell their holdings in each Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. Each Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on July 18, 2022 (the “Liquidation Date”).

From the Closing Date through the Liquidation Date, shareholders can only sell their shares to certain broker-dealers and there is no assurance that there will be a secondary market for either Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, each Fund will convert its portfolio holdings to cash, which means each Fund will not meet its investment objective or track its underlying index.

Shareholders of record remaining on July 18, 2022, will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as a payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, each Fund will terminate.

AVDH has not commenced investment operations and will be terminated as a series of the Trust as soon as reasonably practicable.

Following the liquidation and/or termination of each series of the Trust, the Trust will be terminated.

For additional information regarding the liquidation and termination, shareholders may call 1-888-559-7146.

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI and should be read in conjunction with those documents. The Summary Prospectuses, Prospectus and SAI have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE